Tidal Commodities Trust I 10-Q

EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Guillermo Trias, Principal Executive Officer of Tidal Investments LLC, the Sponsor of Tidal Commodities Trust I (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form 10-Q for the period ended March 31, 2025 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Guillermo Trias
Guillermo Trias
Chief Executive Officer
Tidal Investments LLC, Sponsor of Tidal Commodities Trust I

May 15, 2025